                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             LIDAK PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        HealthMed, Inc. on behalf of:
                 LIDAK Pharmaceuticals Shareholders Committee
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

                    Class A Common Stock, Class B Common Stock
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                   PROXY STATEMENT
                                          OF
                              THE LIDAK PHARMACEUTICALS
                                SHAREHOLDERS COMMITTEE



                                   PRELIMINARY COPY

                         ------------------------------------


                                LIDAK PHARMACEUTICALS
                            ANNUAL MEETING OF SHAREHOLDERS
                                    APRIL 18, 1998

                         ------------------------------------

TO FELLOW SHAREHOLDERS OF LIDAK PHARMACEUTICALS:

     This Proxy Statement is being furnished to you by the LIDAK Pharmaceuticals Shareholders Committee (the "Shareholders Committee") in connection with the solicitation by the Shareholders Committee of proxies from the holders of shares of Class A Common Stock (the "Class A Shares") and shares of Class B Common Stock (the "Class B Shares"; the Class A Shares and the Class B Shares are hereinafter collectively referred to as the "Common Stock") of LIDAK Pharmaceuticals (the "Company") to be used at the 1998 annual meeting of shareholders of the Company and any adjournments or postponements thereof ("Annual Meeting"). The Shareholders Committee includes shareholders of the Company who are dissatisfied with the actions of the Board of Directors and believe that a change in the Board of Directors is now necessary. The Shareholders Committee was formed to solicit your proxy to remove the incumbent nominees of the Company and replace all of them with the Shareholders Committee's nominees named in this Proxy Statement. The Shareholders Committee is more fully described below.

     At the Annual Meeting three directors of the Company will be elected for a two-year term expiring at the Year 2000 Annual Meeting of Shareholders.
For the reasons stated below, the Shareholders Committee is soliciting your proxy in support of the election of the Shareholders Committee's nominees for directors of the Company named below (the "Nominees"). The Shareholders Committee understands that the Company has selected February 20, 1998 as the record date ("Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and plans to hold the Annual Meeting on Saturday, April 18, 1998, at 9:00 a.m. local time at the Company's headquarters located at 11077 North Torrey Pines Road, La Jolla, California 92037.

     The Shareholders Committee Nominees are Edward L. Hennessy, Jr.,
George P. Rutland and  Wallace O. Raubenheimer.   Biographical information
with respect to each of the Nominees is set forth below.

     As of the Record Date, Mr. Rutland and his wife beneficially own 100,000 shares of Class A Common Stock and Mr. Raubenheimer, his wife and family trusts beneficially own 512,034 shares of Class A Common Stock (excluding 106,668 shares of Class A Common Stock that Mr. Raubenheimer can acquire upon the exercise of Class D warrants beneficially owned by him).
The nominees of the incumbent Board of Directors are Helmer P.K. Agersborg,
William N. Jenkins and Stuart A. Samuels.   According to documents recently
filed with the Securities and Exchange Commission by the Company, not including exercisable stock options, AS OF JANUARY 20, 1998, MR. AGERSBORG OWNED 0 SHARES OF COMMON STOCK, MR JENKINS OWNED 0 SHARES OF COMMON STOCK AND MR. SAMUELS OWNED 0 SHARES OF COMMON STOCK.

     BASED ON BOTH THE PERFORMANCE OF THE COMPANY UNDER THE CURRENT BOARD AND THE FACT THAT NONE OF THEM, EXCEPT FOR DR. DAVID H. KATZ, ARE SIGNIFICANT SHAREHOLDERS OF THE COMPANY, THE MEMBERS OF THE SHAREHOLDERS COMMITTEE BELIEVE THAT THE CURRENT BOARD IS NOT QUALIFIED TO LEAD THE COMPANY THROUGH THE MANY CHALLENGES IT WILL FACE OVER THE NEXT YEAR AND BEYOND. IN PARTICULAR, IT IS OUR VIEW THAT THE COMPANY MUST VIGOROUSLY ENGAGE IN THE RESEARCH, DEVELOPMENT, MANUFACTURING AND MARKETING OF LIDAKOL AND OTHER DRUGS IN DEVELOPMENT AND MOVE AS QUICKLY AS POSSIBLE TO SECURE ADEQUATE FINANCING FOR THOSE EFFORTS. ALL OF THE NOMINEES PROPOSED BY THE SHAREHOLDERS COMMITTEE HAVE EITHER SUBSTANTIAL OWNERSHIP POSITIONS IN THE COMPANY OR SUBSTANTIAL EXPERIENCE MANAGING COMPANIES. THE INCUMBENT MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY WHO HAVE BEEN NOMINATED FOR REELECTION AT THE ANNUAL MEETING MUST, IN THE OPINION OF THE SHAREHOLDERS COMMITTEE, BE REPLACED WITH DIRECTORS WHOSE PARAMOUNT CONCERN IS MAXIMIZING SHAREHOLDER VALUE. ACCORDINGLY, YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES OF THE SHAREHOLDERS COMMITTEE, BY SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED WHITE PROXY CARD.

     This Proxy Statement and the WHITE Proxy Card are first being furnished to Shareholders of the Company on or about March __, 1998 to holders of record of Common Stock at the close of business on the Record Date. The principal executive offices of the Company are located at 11077 North Torrey Pines Road, La Jolla, California 92037.


                                      IMPORTANT
                                      ---------

     Carefully review this Proxy Statement and the enclosed WHITE PROXY CARD. No matter how many or how few shares you own, please vote FOR the Nominees of the Shareholders Committee to the Board of Directors by so indicating and by signing, dating and mailing the WHITE Proxy Card promptly.

     THE SHAREHOLDERS COMMITTEE REQUESTS THAT YOU DO NOT VOTE ON OR RETURN TO THE COMPANY ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY, EVEN TO VOTE AGAINST THE INCUMBENT BOARD'S SLATE OF NOMINEES. RETURNING ANY PROXY CARD PROVIDED YOU BY THE COMPANY COULD REVOKE THE WHITE PROXY CARD THAT YOU SIGN, DATE AND SEND TO THE SHAREHOLDERS COMMITTEE. IT IS IMPORTANT THAT YOU IGNORE THE SOLICITATIONS OF THE CURRENT BOARD AND ITS AGENTS.

     Only shareholders of record on the Record Date are entitled to execute proxies. As of the date of this Proxy Statement, the number of shares of Common Stock outstanding is unknown. However, according to the Company's proxy statement, as of the close of business on the Record Date there were _____________ shares of Class A Common Stock outstanding and
______________shares of Class B Common Stock outstanding.

     If you own shares of the Company but your stock certificate is held for you by a brokerage firm, bank or other institution, it is very likely that the stock certificate is actually in the name of such brokerage firm, bank or other institution. If so, only such entity can execute a WHITE Proxy Card and vote your shares of Common Stock. The brokerage firm, bank, or other institution holding the shares for you is required to forward proxy materials to you and solicit your instructions with respect to the granting of proxies; it cannot vote your shares unless it receives your instructions. Please contact your brokerage firm, bank or other institution if you have not received your proxy materials.

     If you have any questions about giving your proxy or require assistance in voting your shares, please call:

                               [PROXY SOLICITOR]

                               -----------------
                               -----------------
                               -----------------

                  THE LIDAK PHARMACEUTICALS  SHAREHOLDERS COMMITTEE

     The Shareholders Committee is composed of Wallace O. Raubenheimer and HealthMed, Inc. It is apparent to the Shareholders Committee that the Company needs new leadership with directors who have an ownership stake in the Company and are qualified to lead the Company in its plans to develop, manufacture and market the Company's products.

             THE LIDAK PHARMACEUTICALS SHAREHOLDERS COMMITTEE OBJECTIVES

      The Nominees of the Shareholders Committee for election to the Company's Board of Directors are Edward L. Hennessy, George P. Rutland and Wallace O.
Raubenheimer.   Biographical data on each of the Nominees is set forth below.

     The Shareholders Committee seeks to elect the three Nominees as new directors to the directorships which are up for election at this year's Annual Meeting. The Shareholders Committee believes its Nominees will bring to the Company the leadership, experience and qualifications needed to advance the Company's objectives. The Company needs new leadership to accelerate development of the Company's innovative medical technologies and to refocus the Board on its obligation to maximize shareholder value.

     The Nominees have demonstrated business leadership and experience. The Nominees are comprised of individuals with particular expertise in finance and operations management.

          The Shareholders Committee's purpose in seeking to elect its Nominees is to change the composition of the Board and elect directors who will maximize the value of the Common Stock to the Company's shareholders by: (i) refocusing the Company's management on the Company's business; (ii) seeking out and diligently evaluate financing proposals which will allow the Company to bring LIDAKOL to market and to continue its research and development efforts in connection with other drugs that the Company is currently researching; and (iii) being responsive to the concerns of shareholders.


     THE SHAREHOLDERS COMMITTEE RECOMMENDS THAT YOU VOTE FOR THE NOMINEES OF THE SHAREHOLDERS COMMITTEE SO THAT THE COMPANY CAN BEGIN TO CAPITALIZE ON THE MANY OPPORTUNITIES FACING THE COMPANY.

                               BACKGROUND OF NOMINEES

     The following information has been furnished to the Shareholders Committee by the respective Nominees. Annex A to this Proxy Statement sets forth additional information for each Nominee as required by Federal securities laws governing the use and distribution of this Proxy Statement. The Shareholders Committee proposes the following slate of three candidates as the Nominees for election to the Board of Directors of the Company at the Annual Meeting:

     EDWARD L. HENNESSY, JR. (70). Mr. Hennessy is one of the Shareholders Committee's Nominees for Director. Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Allied-Signal Inc. from 1979 to 1991. He was previously Executive Vice President and a member of the Board of Directors and Executive Committee of United Technologies Corporation, Senior Vice President for Administration and Finance for Heublein, Inc. and Controller with IT&T Corporation. He is a member of the Board of Directors of Lockheed Martin, The Bank of New York, Wackenhut Corporation and NAI Technologies, Inc. He is a Trustee of The

Catholic University of America, a Director of The Coast Guard Academy Foundation, Inc., founding President of the Tri-County Scholarship Fund and Treasurer of the March of Dimes. He was a member of The President's Private Sector Survey on Cost Control, The (New Jersey) Governor's Management Improvement Plan, Inc., and the Tender Offer Advisory Committee of the Securities & Exchange Commission. He also is a member of The Conference Board, Inc. and the Economic Club of New York. He has numerous honorary degrees and is a graduate of Fairleigh Dickison University in New Jersey, where he is a Trustee and Chairman of the University's Board.

     GEORGE P. RUTLAND (65). Mr. Rutland is one of the Shareholders Committee's Nominees for Director. Since 1995, Mr. Rutland has served as Chairman, Chief Executive Officer and a Director of Taipan Corporation, a management consulting and investment company. He also currently serves as a Director of Hemet Federal Bank. A retired senior banking executive with over 40 years experience in managing and restructuring financial institutions, Mr. Rutland served as the Chairman, President and Chief Executive Officer of Northeast Federal Corp. and Northeast Savings Bank in Hartford, Connecticut from 1988 until 1994, when they were purchased by Shawmut National Corp.
From 1993 to 1994, he also served as Chairman and Chief Executive Officer and as a Director of American Custody Corp. Mr. Rutland has also served as President and Chief Executive Officer and a Director of CalFed, Inc. and Vice Chairman and a Director of California Federal Bank; as Senior Executive Vice President of Crocker National Bank; and as Senior Vice President of Citibank. In 1987, Mr. Rutland was elected a Trustee of Pace University. In 1993, Mr. Rutland received the Outstanding Business Leader Award from Northwood University, Midland, Michigan. Mr. Rutland received a B.B.A. in Accounting and Business from Pace University and studied at the Rutgers University Graduate School of Banking.

     WALLACE O. RAUBENHEIMER (72). Mr. Raubenheimer is one of the Shareholders Committee's Nominees for Director. Mr. Raubenheimer has been a private investor since 1991. Mr. Raubenheimer most recently served from 1992 until 1996 as the President of Protective Packaging Corp. He served as President and Chief Executive Officer of Cardinal Paper Box Co., located in Clinton, New Jersey from 1949 to 1982 and as President and Chief Executive Officer of Quality Packaging Materials, Inc., located in Flemington, New Jersey from 1960 to 1982, when both companies were acquired by the Jefferson Smurfit Corp. Mr. Raubenheimer served as a consultant to the Jefferson Smurfit Corp. until 1992. Mr. Raubenheimer has previously served as a Director for First Clinton National Bank (1966-1972), First National Bank of Central Jersey (1973-1990) and Smiley Brothers, Inc. (1976-present), a hotel management company. Mr. Raubenheimer served in the United States Naval Reserve from 1943 to 1946 and later received a B.A. from Western Maryland College.

     Each of the Nominees has consented to serve as a Director of the Company and, if elected, intends to discharge his duties as a Director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. The Shareholders Committee has no reason to believe that any of its Nominees will be disqualified or unable or unwilling to serve if elected. However, in the event that any Nominee should become unavailable for any reason, or should it become necessary or appropriate for the Shareholders Committee to nominate additional persons, the Shareholders Committee will seek to vote, to the extent permitted by law, the proxies provided to it for such other person as it nominates. The Nominees, if elected, would serve as directors for terms expiring at the Year 2000 Annual Meeting.

                            OTHER MATTER TO BE CONSIDERED
                                AT THE ANNUAL MEETING

     According to the Company's proxy statement, the Company will also ask shareholders to vote upon a proposal to approve the appointment of Deloitte & Touche LLP as the firm of independent accountants to audit the accounts of the Company for 1998. The Shareholders Committee is not making any recommendation with respect to this proposal and, unless instructed to the contrary, the attorneys-in-fact named on the WHITE Proxy Card will abstain from voting on this matter.

     Except as set forth above, the Shareholders Committee is not aware of any proposals to be brought before the Annual Meeting. Should other proposals be brought before the Annual Meeting, the attorneys-in-fact named on the WHITE Proxy Card will abstain from voting on such proposals unless such proposals adversely affect the election of the Nominees of the Shareholders Committee as determined by the Shareholders Committee in its sole discretion, in which event such persons will vote on such proposals in their discretion.

     The WHITE Proxy Card will be voted in accordance with your instructions on such card. IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES OF COMMON STOCK REPRESENTED BY THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE SHAREHOLDER COMMITTEE PROPOSAL AND NOMINEES.

                             VOTING AND PROXY PROCEDURES

     Only holders of shares of Class A Common Stock and Class B Common Stock of record as of the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding _____ shares of Class A Common Stock and _______ shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes on all matters properly presented to be voted upon at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the Annual Meeting. Directors are elected by a plurality of votes of the Common Stock present in person or represented by proxy at the Annual Meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, election of the Nominees requires the affirmative vote of a plurality of the votes cast in the election at the Annual Meeting, assuming a quorum is present or otherwise represented at the Annual Meeting. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes. All other matters submitted to the shareholders must be approved by the vote of the holders of a majority of the outstanding Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such other proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

     Shares represented by proxies that withhold authority with respect to the election of one or more nominees for election as director and proxies which are marked "abstain" on other proposals, will not be counted in determining whether a plurality or majority vote was obtained on such matters. If no directions are given and the signed WHITE Proxy Card is returned, the proxies appointed in the proxy will vote the shares of Common

Stock represented by that WHITE Proxy Card FOR the election of the Shareholder Committee's Nominees and will abstain from voting on the approval of Deloitte & Touche LLP as auditors for the Company. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers ("broker non-votes"), those shares will not be included in the vote totals, will be counted as present for purposes of determining whether a quorum exists, and will have no effect on the outcome of the vote.

     Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you sold your shares before the Record Date (or acquired them without voting rights attached after the Record Date), you may not vote such shares. IF YOU WERE A SHAREHOLDER OF RECORD ON THE RECORD DATE, YOU WILL RETAIN THE VOTING RIGHTS IN CONNECTION WITH THE ANNUAL MEETING EVEN IF YOU SELL OR SOLD YOUR SHARES AFTER THE RECORD DATE. Accordingly, it is important that you vote the shares held by you on the Record Date or grant a proxy to vote such shares whether or not you still own such shares.

     At the Annual Meeting, three directors are to be elected to hold office until the 2000 annual meeting of shareholders of the Company and until their successors have been elected and qualified. The Shareholders Committee is soliciting your proxy in support of the election of the Nominees named above. If you wish to vote for the Nominees by proxy, you should submit the WHITE Proxy Card furnished to you by the Shareholders Committee and should NOT submit the Company's WHITE Proxy Card. A shareholder should not submit a proxy card to vote for both the Shareholder Committee's Nominees and the Company's nominees; if a shareholder submits both a WHITE Proxy Card and the Board of Director's [color] Proxy Card, only the latest dated proxy will be counted.

     THE SHAREHOLDERS COMMITTEE URGES YOU TO IGNORE THE SOLICITATIONS OF THE CURRENT BOARD AND ITS AGENTS AND NOT VOTE ON OR RETURN TO THE COMPANY ANY PROXY CARD PROVIDED TO YOU BY THE COMPANY, EVEN TO VOTE AGAINST THE INCUMBENT BOARD'S SLATE OF NOMINEES. RETURNING ANY PROXY CARD PROVIDED YOU BY THE COMPANY COULD REVOKE THE WHITE PROXY CARD THAT YOU SIGN, DATE AND SEND TO THE SHAREHOLDERS COMMITTEE.

     Any shareholder giving a proxy may revoke it at any time before it is voted by attending the Annual Meeting and voting his or her shares in person, by giving written notice to the Secretary of the Company at 11077 North Torrey Pines Road, La Jolla, California 92037, stating that the proxy has been revoked, or by delivery of a proxy bearing a later date.

     An executed proxy card may be revoked at any time by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the proxy previously given is no longer effective. The delivery of a subsequently dated proxy card which is properly completed will constitute a revocation of any earlier proxy. Although a revocation is effective if delivered to the Company, the Shareholders Committee requests that either the original or photostatic copies of all revocations of proxies be mailed or delivered to [Proxy Solicitor] at the address set forth below, so that it will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares of Common Stock then outstanding.

     ONLY HOLDERS OF RECORD ON THE RECORD DATE ARE ELIGIBLE TO VOTE ON THE MATTERS DISCUSSED ABOVE. ANYONE OWNING SHARES BENEFICIALLY (BUT NOT OF

RECORD), SUCH AS A PERSON WHOSE OWNERSHIP OF SHARES IS THROUGH A BROKER, BANK OR OTHER FINANCIAL INSTITUTION, SHOULD CONTACT THAT BROKER, BANK OR FINANCIAL INSTITUTION WITH INSTRUCTIONS TO EXECUTE THE WHITE PROXY CARD ON HIS OR HER BEHALF OR TO HAVE THE BROKER, BANK OR FINANCIAL INSTITUTION'S NOMINEE EXECUTE THE WHITE PROXY CARD.


                                SOLICITATION EXPENSES

     Proxies may be solicited by members of the Shareholders Committee and by their agents by mail, telephone, advertisement, telegram, facsimile and/or personal solicitation. No such persons shall receive additional compensation for such solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the Common Stock that such institutions hold of record.

     The entire expense of preparing and mailing this Proxy Statement and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, consultants, accountants, public relations, transportation and litigation) will be borne by HealthMed, Inc.
If the Shareholders Committee Nominees are elected, HealthMed, Inc. intends to request reimbursement from the Company for these expenses. This request will not be submitted to a vote of the shareholders. Banks, brokerage houses and other custodians, nominees and fiduciaries will be required to forward the Proxy Statement and other solicitation material to the beneficial owners of the shares they hold of record, and HealthMed, Inc. will reimburse them for their reasonable out-of-pocket expenses.

     The Shareholders Committee has retained [Proxy Solicitor] to assist it in the solicitation of proxies and for related services. HealthMed, Inc. has agreed to pay [Proxy Solicitor] an estimated fee of up to $_____________ and has agreed to reimburse it for its reasonable out-of-pocket expenses. Approximately ____ persons will be used by [Proxy Solicitor] in its solicitation efforts, which may also be made by mail, telephone, advertisement, telegram, facsimile and/or personal solicitation.

     The Shareholders Committee estimates that its total expenditures relating to this proxy solicitation will be approximately $500,000. Actual expenditures may vary materially from the estimate, however, as many of the expenditures cannot be readily predicted. Total expenditures to date relating to this proxy solicitation have been approximately $50,000.

     Certain information about the Shareholders Committee, the Nominees and the other participants, including Dr. David H.. Katz, in the proxy solicitation (the "Participants") is set forth in the attached Annex A.

     YOUR PROXY IS IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN, MARK, DATE AND PROMPTLY RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ELECT THE SHAREHOLDER'S COMMITTEE NOMINEES.

                                ADDITIONAL INFORMATION

     Shareholders are referred to the Company's 1998 proxy statement with respect to the compensation and remuneration paid and payable and other information related to the Company's officers and directors, beneficial ownership of the Company's securities and the procedures for submitting proposals for consideration at the Company's 1999 annual meeting.


March __, 1998                     THE LIDAK PHARMACEUTICALS
                                   SHAREHOLDERS COMMITTEE

                                    IMPORTANT


1. If your shares are registered in your own name, please sign, date and return the WHITE Proxy Card furnished to you by the Shareholders Committee.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE Proxy Card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a WHITE Proxy Card to be signed representing your shares.

3. Time is critically short. Only your latest dated proxy Card will count. Please sign, date and mail the enclosed WHITE Proxy Card today in the envelope provided.


     If you have any questions about giving your proxy or require assistance in voting your shares, please call:

                               [Proxy Solicitor]


                             ---------------------
                             ---------------------
                             ---------------------

                                     ANNEX A

                     INFORMATION REGARDING SHAREHOLDERS COMMITTEE
                 MEMBERS, COMMITTEE NOMINEES AND OTHER PARTICIPANTS


     Set forth below is certain information about the Shareholders Committee members, Shareholders Committee Nominees, other participants (as that term is defined under applicable federal securities laws), and their associates, if any. Except as otherwise set forth in the Proxy Statement or this Annex A, no Shareholders Committee member, Shareholders Committee Nominee, or other participant (or for purposes of clauses (ii), (iv), (v), (vi), (viii), (ix) and (x), no associate of such person): (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years (ii) owns beneficially, directly or indirectly, any securities of the Company or any parent or subsidiary of the Company, (iii) owns any securities of the Company of record, but not beneficially, (iv) within the past two years has purchased or sold any securities of the Company, (v) has current indebtedness incurred for the purpose of acquiring or holding the securities of the Company referred to in (iv) above, (vi) is or has been within the past year a party to any contract, arrangement or understanding with respect to any securities of the Company, (vii) has had since the beginning of the Company's last fiscal year, or is to have, a direct or indirect material interest in any transaction or any proposed transaction, to which the Company or any of its affiliates was or is a party (viii) has any substantial interest in any matter to be acted upon under this proxy solicitation, (ix) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (x) is involved in any pending legal proceedings as a party adverse (or has a material interest adverse) to the Company or any subsidiary of the Company. Except as set forth below, each holder of the Company's shares listed below has sole voting and investment power over the Company's shares beneficially owned by such holder.

                           BACKGROUND INFORMATION


       Name, Present Occupation               Shares
         and Business Address           Beneficially Owned     Percent of Class
         --------------------           ------------------     ----------------
 Edward L. Hennessy, Jr.                        -0-                   -0-
 500 Island Drive
 Palm Beach, Florida 33480


 George P. Rutland                          100,000(1)                 *
 Chairman & Chief Executive Officer   (Class A Common Stock)
 Taipan Corporation
 1790 La Costa Meadows, Suite 103
 San Marcos, CA  92069

 Wallace O. Raubenheimer                    618,702(2)               1.6%
 Private investor
 Burnt Jacket Road                    (Class A Common Stock)
 Greenville, ME 04441


       Name, Present Occupation               Shares
         and Business Address           Beneficially Owned     Percent of Class
         --------------------           ------------------     ----------------

 David H. Katz, M.D.                       3,344,696(3)              8.1%
 President & Chief Executive Officer  (Class A Common Stock)
 Medical Biology Institute                  385,000(4)              88.7%
 11077 North Torrey Pines Rd.         (Class B Common Stock)
 La Jolla, CA 92037

 HealthMed, Inc.                           2,187,383 (5)             5.4%
 8306 Wilshire Blvd., Suite 7056
 Beverly Hills, CA 90211

 Mitchell Stein                            2,187,383(6)              5.4%
 President & Chief Executive Officer  (Class A Common Stock)
 HealthMed, Inc.
 8306 Wilshire Blvd., Suite 7056
 Beverly Hills, CA 90211

*less than 1%

(1) Includes 88,000 shares for which Mr. Rutland is the direct beneficial owner and 12,000 shares jointly owned by Mr. Rutland and his wife for which Mr. Rutland shares voting and investment power with his wife.

(2) Includes 144,134 shares for which Mr. Raubenheimer has sole voting and investment power; 92,700 shares beneficially owned by Mr. Raubenheimer's wife for which shares Mr. Raubenheimer disclaims beneficial ownership; 154,700 shares beneficially owned by Kristin Raubenheimer, Trustee of The Britt Raubenheimer Voluntary Trust for which shares Mr. Raubenheimer has no voting or investment power and for which he disclaims beneficial ownership; 120,500 shares beneficially owned by Kristin Raubenheimer, Trustee of The Tor O. Raubenheimer Voluntary Trust for which shares Mr. Raubenheimer has no voting or investment power and for which he disclaims beneficial ownership; and 106,668 shares issuable upon the exercise of currently exercisable Class D Warrants to purchase Class A Common Stock held by
     Mr. Raubenheimer.

(3) Includes 882,703 shares currently held in a voting trust by HealthMed, Inc., a Nevada corporation ("HealthMed"), for which Dr. Katz has sole investment power and for which HealthMed has sole voting power; 151,900 shares owned by Medical Biology Institute, a non-profit research organization controlled by Dr. Katz ("MBI") and currently held in a voting trust by HealthMed for which Dr. Katz has sole investment power and for which HealthMed has sole voting power; 1,877,000 shares issuable upon exercise of currently exercisable stock options (the "Options"); 46,903 shares issuable upon exercise of currently exercisable stock options beneficially owned by Dr. Katz's wife; and 386,190 shares issuable upon exercise of currently exercisable Class D Warrants to purchase Class A Common Stock. HealthMed has the right to purchase 31.5% of the shares issuable upon the exercise of the Options.

(4) Includes of 375,000 shares issuable upon exercise of currently exercisable stock options and 10,000 shares issuable upon exercise of currently exercisable options owned by Dr. Katz's wife.

(5) Includes 443,400 shares for which HealthMed is the direct beneficial owner; 882,703 shares owned by Dr. Katz and held in a voting trust by HealthMed for which HealthMed has sole voting power; 151,900 shares owned by MBI and held in a voting trust by HealthMed for which HealthMed has sole voting power; and 709,380 shares issuable to Dr. Katz upon the exercise of currently exercisable stock options for which HealthMed has the right to acquire. HealthMed has been informed that Mr. Stein disclaims beneficial ownership of all such shares.

(6) As President and Chief Executive Officer of HealthMed, Mr. Stein may be deemed to be the beneficial owner of such shares. Mr. Stein disclaims beneficial ownership of all such shares.



                            BENEFICIAL OWNERSHIP OF SHARES

     As of the Record Date, the Nominees to the Shareholders Committee owned shares of the Company's Class A Common Stock of record and beneficially as follows:

                                            Shares
           Name                       Beneficially Owned    Percent of Class
           ----                       ------------------    ----------------
  Edward L. Hennessy, Jr.                     -0-                 -0-
  George P. Rutland                          100,000(1)            *
  Wallace O. Raubenheimer                    618,702(1)          1.6%

(1)  See table set forth in "Background Information" of this Annex A above.

*less than 1%

                     STOCK TRANSACTIONS WITHIN THE PAST TWO YEARS

     The following table sets forth information with respect to all purchases and sales of Common Stock of the Company by each member of the Shareholders Committee, each Shareholder Committee Nominee and each other participant in this solicitation and by each of their respective associates during the past two years. All purchases and sales are in Class A Common Stock unless otherwise noted. Except as otherwise noted, no part of the purchase price is represented by borrowed funds.



         Name                     Date         Shares Purchased       Shares Sold
         ----                     ----         ----------------       -----------
 Edward L. Henssey, Jr.           [N/A]               [N/A]               [N/A]

 George P. Rutland          February 12, 1996         7,500                N/A
                            February 13, 1996        12,000                N/A
                               May 22, 1997           4,300                N/A
                             August 11, 1997         24,200                N/A

 Wallace O.                   March 20, 1996           N/A               41,000
 Raubenheimer                 March 22, 1996           N/A               14,000(1)
                              March 25, 1996           N/A                  600(2)
                             August 19, 1996         40,000                N/A
                              March 7, 1997          15,000(3)             N/A
                              June 24, 1997            N/A               10,000
                               July 9, 1997            N/A               10,000
                            December 23, 1997         1,500(3)             N/A
                             January 8, 1998         10,000                N/A

 David H. Katz, M.D.         January 23, 1997        10,000(4)            10,000
                            February 12, 1997        30,416(4)            30,416
                            February 13, 1997        11,000(4)            11,000
                            February 14, 1997        13,000(4)            13,000
                              March 12, 1997         10,000(4)            10,000
                             October 31, 1997         8,000(4)             8,000
                             November 3, 1997        11,400(4)            11,400
                             January 12, 1998          N/A               308,100(5)
                                                                          70,200(5)(6)

 HealthMed, Inc.             January 12, 1998       308,100(5)
                                                     70,200(5)(6)


(1)  Shares sold by The Tor O. Raubenheimer Voluntary Trust.

(2)  Shares sold by The Britt Raubenheimer Voluntary Trust.

(3)  Shares purchased by Mr. Raubenheimer's wife.

(4)  Shares purchased pursuant to exercise of Class D Warrants.

(5) See "Contracts With Respect To Securities of the Company" below for further details regarding this transaction, including payment of any part of the purchase price with borrowed funds.

(6)  Represents shares of Class B Common Stock.


                 CONTRACTS WITH RESPECT TO SECURITIES OF THE COMPANY

     On January 12, 1998, Dr. Katz sold to HealthMed, Inc., a Nevada corporation ("HealthMed"), 308,100 shares of Class A Common Stock and 70,200 shares of Class B Common Stock for a total purchase price of $1,528,234.98 pursuant to the terms of the Stock Purchase Agreement (the "Katz Stock Purchase Agreement") dated January 12, 1998 by and between Dr. Katz and HealthMed. The purchase price was paid by HealthMed in the form of a Promissory Note dated January 12, 1998 (the "Katz Promissory Note") in the principal amount of $1,528,234.98. The maturity date of the Katz Promissory Note is January 12, 2000.

     On January 12, 1998, Medical Biology Institute, a California nonprofit public benefit corporation ("MBI"), sold to HealthMed 65,100 shares of Class A Common Stock for a total purchase price of $263,004.00 pursuant to the terms of the Stock Purchase Agreement ("MBI Stock Purchase Agreement") dated January 12, 1998 by and between MBI and HealthMed. The purchase price was paid by HealthMed in the form of a Promissory Note (the "MBI Promissory Note") dated January 12, 1998 in the principal amount of $263,004.00. The maturity date of the MBI Promissory Note is January 12, 2000. Dr. Katz is the President, Chief Executive Officer and a director of MBI and may be deemed to beneficially own any and all shares of the Company over which MBI has the power to vote or dispose.

     On January 12, 1998, Dr. Katz transferred 718,903 shares of Class A Common Stock and 163,800 shares of Class B Common Stock into a voting trust controlled by HealthMed pursuant to the terms of the Voting Trust Agreement (the "Katz Voting Trust Agreement") dated January 12, 1998 by and between Dr. Katz and HealthMed. Upon this transfer, the 163,800 shares of Class B Common Stock automatically converted to 163,800 shares of Class A Common Stock. HealthMed is the sole trustee of the voting trust and has the sole power to vote the shares of Class A Common Stock and Class B Common Stock. The term of the Katz Voting Trust Agreement is ten (10) years. During the term of the Katz Voting Trust Agreement, Dr. Katz must place in trust all shares of Class A Common Stock and Class B Common Stock purchased or received by him from any source. Under the terms of the Katz Voting Trust Agreement, Dr. Katz may dispose of all of the Class A Common Stock and Class B Common Stock held in trust; provided, however, Dr. Katz may not dispose of more than twenty percent (20%) of the shares held in trust within any thirty (30) day period. Dr. Katz is the beneficial owner of these 882,703 shares of Class A Common Stock.

     As part of the same transaction, Dr. Katz and HealthMed entered into a Purchase Rights Agreement (the "Katz Purchase Rights Agreement") dated January 12, 1998 pursuant to which Dr. Katz granted HealthMed the irrevocable right to receive either (i) 31.5% of the shares received by Dr. Katz upon the exercise of options to purchase 1,918,000 shares of Class A Common Stock and 375,000 shares of Class B Common Stock (collectively, the "Options") or (ii) 31.5% of the net proceeds from the sale of such shares upon the exercise of the Options. The term of the Katz Purchase Rights Agreement expires on June 21, 2007.

     On January 12, 1998, MBI transferred 151,900 shares of Class A Common Stock into a voting trust controlled by HealthMed pursuant to the terms of the Voting Trust Agreement (the "MBI Voting Trust Agreement") dated January 12, 1998 by and between MBI and HealthMed. HealthMed is the sole trustee of the voting trust and has the sole power to vote the shares of Class A Common Stock and Class B Common Stock. The term of the MBI Voting Trust Agreement is ten (10) years. During the term of the MBI Voting Trust Agreement, MBI must place in trust all shares of Class A Common Stock and Class B Common Stock purchased or received by it from any source. Under the terms of the MBI Voting Trust Agreement, MBI may dispose of all of the Class A Common Stock and Class B Common Stock held in trust; provided, however, MBI may not dispose of more than twenty percent (20%) of the shares held in trust within any thirty (30) day period.

                                LIDAK PHARMACEUTICALS
                         1998 ANNUAL MEETING OF SHAREHOLDERS
                                   PRELIMINARY COPY


          THIS PROXY IS SOLICITED BY THE LIDAK PHARMACEUTICALS SHAREHOLDERS
                        COMMITTEE IN OPPOSITION TO MANAGEMENT

     The undersigned hereby appoints _____________ and ______________ or either of them as Proxies, each with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of LIDAK Pharmaceuticals (the "Company") held of record by the undersigned on February 20, 1998 at the Annual Meeting of Shareholders to be held on April 18, 1998 and any adjournment or postponement thereof (the "Meeting"), upon such matters as may come before the meeting. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

1.   Election of Directors

          FOR the nominees listed below
     ----

          WITHHOLD AUTHORITY to vote for all nominees listed below
     ----

Edward L. Hennessy, Jr., George P. Rutland and Wallace O. Raubenheimer

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS INDICATED AS TO ITEM 1, THEY WILL BE VOTED "FOR" THE LISTED NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

             PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                             USING THE ENCLOSED ENVELOPE.


                                       ---------------------------------------
                                       (Date)

                                       ---------------------------------------
                                       (Signature)

                                       ---------------------------------------
                                       (Title)

                                       ---------------------------------------
                                       (Signature if held jointly)

     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY ASSISTANCE VOTING YOUR SHARES, PLEASE CALL [Proxy Solicitor] TOLL-FREE AT _____________________.